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                                                                   EXHIBIT 10.11


                                VOTING AGREEMENT

                                  INTRODUCTION

        THIS VOTING AGREEMENT, dated as of February 28, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Agreement"), is made by and among CLINTON E. OWENS, an individual ("Owens") and RVM/PIA, a California limited partnership ("RVM/PIA") (Owens and RVM/PIA may be referred to individually as a "PIA Stockholder" and collectively as the "PIA Stockholders"), PIA MERCHANDISING SERVICES, INC., a Delaware corporation ("PIA Delaware"), ROBERT G. BROWN, an individual ("Brown") and WILLIAM H. BARTELS, an individual ("Bartels") (Brown and Bartels may be referred to individually as a "SPAR Stockholder" and collectively as the "SPAR Stockholders"), and SPAR ACQUISITION, INC., a Nevada corporation (the "SPAR Acquisition"). The PIA Stockholders, PIA Delaware, the SPAR Stockholders and SPAR Acquisition are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

        PIA Delaware and certain of its subsidiaries and SPAR Acquisition and certain of its affiliates (which will be subsidiaries at closing) are parties to an Agreement and Plan of Merger dated as of February 28, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Merger Agreement"). SPAR Acquisition and the SPAR Stockholders are parties to a Reorganization Agreement dated as of February 28, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Reorganization Agreement"). "PIA Stock" shall mean the shares of common stock, par value $0.01 per share, issued by PIA Delaware. "SPAR Stock" shall mean the shares of common stock, par value $0.01 per share, issued by SPAR Acquisition. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Merger Agreement or the Reorganization Agreement, as applicable.

        The PIA Stockholders own of record certain shares of PIA Stock (all such shares, together with all other shares of PIA Stock that any PIA Stockholder currently has or hereafter acquires record ownership of, are collectively referred to as the "PIA Shares"). The SPAR Stockholders own of record certain shares of SPAR Stock (all such shares, together with all other shares of SPAR Stock that any SPAR Stockholder currently has or hereafter acquires beneficial ownership of, are collectively referred to as the "SPAR Shares").

        Pursuant to the Merger Agreement, PIA Delaware and SPAR Acquisition have agreed to merge SG Acquisition, Inc., a subsidiary of PIA Delaware, into and with SPAR Acquisition, in return for the issuance of PIA Stock to the SPAR Stockholders and other consideration as more fully described, on the terms and provisions and subject to the conditions in the Merger Agreement (the "Merger").


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        As PIA Delaware and SPAR Acquisition have incurred, and may be required to incur additional, substantial expenses in connection with the negotiation, execution, stockholder approval, proxy disclosure and performance of the Merger Agreement, PIA Delaware has requested, as a condition to its willingness to enter into the Merger Agreement, that the SPAR Stockholders agree to certain matters with respect to the voting of the SPAR Shares by the SPAR Stockholders, and SPAR Acquisition has requested, as a condition to its willingness to enter into the Merger Agreement, that the PIA Stockholders agree to certain matters with respect to the voting of the PIA Shares by the PIA Stockholders, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    AGREEMENT

        In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by the Parties), the Parties hereto hereby agree as follows:

        Section 1. PIA Stockholder Voting. Until the earlier of the termination or closing of the Merger Agreement in accordance with its terms, subject to the receipt of proper notice and the absence of a preliminary or permanent injunction or other final order by any United States federal court or state court barring such action, each PIA Stockholder shall do the following:

(a) be present, in person or represented by proxy, at each meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the stockholders of PIA Delaware, however called, or in connection with any written consent of stockholders of PIA Delaware, so that all PIA Shares then entitled to vote may be counted for the purposes of determining the presence of a quorum at such meeting; and

(b) vote or cause the vote of the PIA Shares held of record by such PIA Stockholder, at each such meeting held before the Effective Time and with respect to each written consent, (i) to approve the Merger Agreement and the Merger, the Proposed Restated Certificate, the Proposed Plan Amendment, and any action in furtherance thereof, (ii) except as otherwise approved in writing in advance by SPAR Acquisition (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any Acquisition Proposal (other than the Merger), and (iii) in favor of any amendment to or restatement of the charter or by-laws of PIA Delaware required by the Merger Agreement, and except as otherwise approved in writing in advance by SPAR Acquisition (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any other amendment to or restatement of the charter or by-laws of PIA Delaware.

        Section 2. SPAR Stockholder Voting. Until the earlier of the termination or closing of the Merger Agreement in accordance with its terms, subject to the receipt of proper notice and the absence of a preliminary or permanent injunction or other final order by any United States federal court or state court barring such action, each SPAR Stockholder shall do the following:

(a) be present, in person or represented by proxy, at each meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the stockholders of SPAR Acquisition, however called, or in connection with any written consent of stockholders of SPAR Acquisition,


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        so that all SPAR Shares then entitled to vote may be counted for the purposes of determining the presence of a quorum at such meeting; and

(b) vote or cause the vote of the SPAR Shares, at each such meeting held before the Effective Time and with respect to each written consent, (i) to approve the Merger Agreement and the Merger and any action in furtherance thereof, (ii) except as otherwise approved in writing in advance by PIA Delaware (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any Acquisition Proposal (other than the Merger), and (iii) in favor of any amendment to or restatement of the charter or by-laws of SPAR Acquisition required by the Merger Agreement, and except as otherwise approved in writing in advance by PIA Delaware (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any other amendment to or restatement of the charter or by-laws of SPAR Acquisition.

        Section 3. Representations and Warranties of the PIA Stockholders. Each PIA Stockholder hereby severally represents and warrants (with respect to such PIA Stockholder and the PIA Shares held of record by such PIA Stockholder) to SPAR Acquisition that:

        (a) Such PIA Stockholder has the full right, power and authority to enter into this Agreement.

        (b) The execution, delivery and performance of this Agreement by such PIA Stockholder and the consummation of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time,
(i) violate any applicable law or any judgment, injunction or order of any court, arbitrator or governmental agency applicable to such PIA Stockholder, or
(ii) constitute a breach or default or require the consent of any third party under any agreement, instrument, judgment, order or decree to which such PIA Stockholder is a party or by which such PIA Stockholder or the PIA Shares held of record by such PIA Stockholder may be bound or subject.

        (c) This Agreement has been duly and validly executed and delivered by such PIA Stockholder and is the legal, valid and binding obligation of such PIA Stockholder, enforceable against such PIA Stockholder in accordance with its terms and provisions, except as enforcement may be limited by the Bankruptcy Exceptions.

        Section 4. Additional Covenants of the PIA Stockholders. Each PIA Stockholder hereby covenants and agrees with SPAR Acquisition that, until the termination of this Agreement as provided below, unless waived by SPAR Acquisition in writing (in its sole and absolute discretion):

        (a) Such PIA Stockholder shall not enter into any transaction, take any action, or by inaction permit any event to occur, that would result in any of the representations or warranties of such PIA Stockholder herein contained not being true and correct at and as of the time immediately after the occurrence of such transaction, action or event.

        (b) Such PIA Stockholder shall not, whether directly, indirectly, or through any employee, agent or otherwise (i) solicit or initiate any inquiry or submission of a proposal or an offer from any person, corporation, unincorporated organization, partnership, association, joint venture, trust or any other entity (a "Third Party") relating to any Acquisition Proposal, or (ii) participate in any


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discussions or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way or assist or facilitate any Acquisition Proposal by any Third Party except to the extent that PIA Delaware is permitted to do so pursuant to the Merger Agreement.

        (c) Such PIA Stockholder shall not, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the PIA Shares held of record by such PIA Stockholder, (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any of such PIA Shares, or (iii) seek or solicit any such acquisition or sale, assignment, transfer encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding.

        (d) Such PIA Stockholder shall execute and deliver any additional documents reasonably requested by SPAR Acquisition as necessary or desirable to implement and effect the provisions of this Agreement, each in form and substance reasonably acceptable to such PIA Stockholder.

        Section 5. Representations and Warranties of the SPAR Stockholders. Each SPAR Stockholder hereby severally represents and warrants (with respect to such SPAR Stockholder and the SPAR Shares owned of record by such SPAR Stockholder) to PIA Delaware that:

        (a) Such SPAR Stockholder has the full right, power and authority to enter into this Agreement.

        (b) The execution, delivery and performance of this Agreement by such SPAR Stockholder and the consummation of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time,
(i) violate any applicable law or any judgment, injunction or order of any court, arbitrator or governmental agency applicable to such SPAR Stockholder, or
(ii) constitute a breach or default or require the consent of any third party under any agreement, instrument, judgment, order or decree to which such SPAR Stockholder is a party or by which such SPAR Stockholder or the SPAR Shares held of record by such SPAR Stockholder may be bound or subject.

        (c) This Agreement has been duly and validly executed and delivered by such SPAR Stockholder and is the legal, valid and binding obligation of such SPAR Stockholder, enforceable against him in accordance with its terms and provisions, except as enforcement may be limited by the Bankruptcy Exceptions.

        Section 6. Additional Covenants of the SPAR Stockholders. Each SPAR Stockholder hereby covenants and agrees with PIA Delaware that, until the termination of this Agreement as provided below, unless waived by PIA Delaware in writing (in its sole and absolute discretion):

        (a) Such SPAR Stockholder shall not enter into any transaction, take any action, or by inaction permit any event to occur, that would result in any of the representations or warranties of


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such SPAR Stockholder herein contained not being true and correct at and as of the time immediately after the occurrence of such transaction, action or event.

        (b) Such SPAR Stockholder shall not, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the SPAR Shares held of record by such SPAR Stockholder, (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any of such SPAR Shares except for transfers or sales either directly or indirectly to Family Members (as defined in the Merger Agreement) of the SPAR Stockholders, or (iii) seek or solicit any such acquisition or sale, assignment, transfer encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding.

        (c) Such SPAR Stockholder shall execute and deliver any additional documents reasonably requested by PIA Delaware as necessary or desirable to implement and effect the provisions of this Agreement, each in form and substance reasonably acceptable to such SPAR Stockholder.

        Section 7. Represents and Warranties of PIA Delaware. PIA Delaware hereby represents and warrants to SPAR Acquisition that:

        (a) PIA Delaware has all requisite power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement and all of the transactions contemplated hereby have been duly authorized by all necessary action on the part of PIA Delaware.

        (b) The execution, delivery and performance of this Agreement by the PIA Delaware and the consummation of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time, (i) violate the organizational documents of PIA Delaware, (ii) violate any applicable law or any judgment, injunction or order of any court, arbitrator or governmental agency applicable to PIA Delaware, or (iii) constitute a breach or default or require the consent of any third party under any agreement, instrument, judgment, order or decree to which PIA Delaware is a party or by which PIA Delaware may be bound or subject.

        (c) This Agreement has been duly executed and delivered by PIA Delaware and is the legal, valid and binding obligation of PIA Delaware, enforceable against it in accordance with its terms and provisions, except as enforcement may be limited by the Bankruptcy Exceptions.

        Section 8. Represents and Warranties of SPAR Acquisition. SPAR Acquisition hereby represents and warrants to PIA Delaware that:

        (a) SPAR Acquisition has all requisite power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement and all of the transactions contemplated hereby have been duly authorized by all necessary action on the part of SPAR Acquisition.

        (b) The execution, delivery and performance of this Agreement by the SPAR Acquisition and the consummation of the transactions contemplated hereby do not and will not, with or


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without the giving of notice or the passage of time, (i) violate the organizational documents of SPAR Acquisition, (ii) violate any applicable law or any judgment, injunction or order of any court, arbitrator or governmental agency applicable to SPAR Acquisition, or (iii) constitute a breach or default or require the consent of any third party under any agreement, instrument, judgment, order or decree to which SPAR Acquisition is a party or by which SPAR Acquisition may be bound or subject.

        (c) This Agreement has been duly executed and delivered by SPAR Acquisition and is the legal, valid and binding obligation of SPAR Acquisition, enforceable against it in accordance with its terms and provisions, except as enforcement may be limited by the Bankruptcy Exceptions.

        Section 9. Termination. This Agreement shall terminate upon the first to occur of (a) the consummation of the Merger pursuant to Merger Agreement and (b) the termination of the Merger Agreement in accordance with its terms.

        Section 10. Equitable Relief. Each Party acknowledges and agrees that it may be impossible to measure in money the damage to the other Parties in the event of a breach of or default under any of the terms and provisions of this Agreement, and that, in the event of any such breach or default, PIA Delaware or SPAR Acquisition, as the case may be, in addition to all other rights, powers, privileges and remedies that it may have, shall be entitled to injunctive relief, specific performance or such other equitable relief as such Party may request to exercise or otherwise enforce any of the terms and provisions of this Agreement and to enjoin or otherwise restrain any act of any SPAR Stockholder or PIA Stockholder (respectively) prohibited thereby, and the Parties will not raise and each Party hereby expressly waives any objection or defense that there is an adequate remedy available at law.

        Section 11. Waiver of Jury Trial. In any action, suit or proceeding in any jurisdiction brought against any Party by any other Party, each Party hereby irrevocably waives trial by jury.

        Section 12. Notice. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first Business Day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth Business Day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a Business Day (or on the next Business Day if received after the close of normal business hours or on any non-Business Day).

        Section 13. Further Assurances. Each Party agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the other Party from time to time reasonably may request in order to effectuate the purpose and the terms and provisions of this Agreement, each in such form and substance as may be acceptable to the Parties.


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        Section 14. Interpretation, Headings, Severability, Etc. The parties acknowledge and agree that the terms and provisions of this Agreement have been negotiated, shall be construed fairly as to all parties hereto, and shall not be construed in favor of or against any party. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted or reduced pursuant to the next sentence, as applicable, or (b) by or before any other authority of any of the terms and provisions of this Agreement. If any term or provision of this Agreement is held to be unenforceable because of the scope or duration of any such provision, the parties agree that any court making such determination shall have the power, and is hereby requested, to reduce the scope or duration of such term or provision to the maximum permissible under applicable law so that said term or provision shall be enforceable in such reduced form.

        Section 15. Successors and Assigns; Assignment; Intended Beneficiaries. Whenever in this Agreement reference is made to any person, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such person, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any Party in this Agreement shall inure to the benefit of the successors, assigns, heirs and legal representatives of each other Party; provided, however, that nothing herein shall be deemed to authorize or permit any Party to assign any of its rights or obligations under this Agreement to any other person, and each Party covenants and agrees that it shall not make any such assignment, without the prior written consent of the other Parties. The representations, warranties and other terms and provisions of this Agreement are for the exclusive benefit of the Parties hereto, and, except as otherwise expressly provided herein, no other person (including creditors of any party hereto) shall have any right or claim against any Party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any Party.

        Section 16. No Waiver by Action, Etc. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a Party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on any Party in any case shall entitle such Party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and other interests of each Party hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or other interest of such Party under this Agreement or applicable law.



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        Section 17. Counterparts; New York Governing Law; Amendments; Entire
Agreement. This Agreement shall be effective as of the date first written above when executed by all of the Parties. This Agreement may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the Parties, but all of which, when taken together, shall constitute a single agreement binding upon all of the Parties. This Agreement shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Each and every modification and amendment of this Agreement shall be in writing and signed by all of the Parties, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each affected Party. This Agreement and the other Merger Documents contain the entire agreement of the parties and supersede all prior and other representations, agreements and understandings (oral or otherwise) between the parties with respect to the matters contained herein.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first written above.


                                        PIA MERCHANDISING SERVICES, INC.


/s/ Clinton E. Owens                    By: /s/ Terry R. Peets
----------------------------------          ------------------------------------
    CLINTON E. OWENS                        Name: Terry R. Peets
                                            Title: President and Chief Executive
                                                   Officer

RVM/PIA, A CALIFORNIA LIMITED           SPAR ACQUISITION, INC.
  PARTNERSHIP

By:  Riordan, Lewis & Haden             By: /s/ Robert G. Brown
     Its: General Partner                   ------------------------------------
                                            Name: Robert G. Brown
                                            Title: Chairman, Chief Executive
                                                   Officer and President

By: /s/ Patrick C. Haden
    ------------------------------
    Name: Patrick C. Haden
    Its: General Partner





/s/ Robert G. Brown                      /s/ William H. Bartels
-----------------------------------     ---------------------------------------
    ROBERT G. BROWN                          WILLIAM H. BARTELS



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